UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2022

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting. On October 7, 2022, Apollo Global Management, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (“Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 19, 2022.

Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders.

Proposal One. To elect Marc Beilinson, James Belardi, Jessica Bibliowicz, Walter (Jay) Clayton, Michael Ducey, Richard Emerson, Kerry Murphy Healey, Mitra Hormozi, Pamela Joyner, Scott Kleinman, A.B. Krongard, Pauline Richards, Marc Rowan, David Simon, Lynn Swann and James Zelter to the board of directors of the Company, in each case, for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2023.

The nominees listed below were elected directors of the Company to hold office for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2023 and until their successor has been elected and qualified. The results of the voting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Marc Beilinson	452,064,607	13,258,563	44,521,494
James Belardi	460,372,868	4,950,302	44,521,494
Jessica Bibliowicz	460,560,658	4,762,512	44,521,494
Walter (Jay) Clayton	460,046,902	5,276,268	44,521,494
Michael Ducey	454,498,561	10,824,609	44,521,494
Richard Emerson	399,149,605	66,173,565	44,521,494
Kerry Murphy Healey	460,571,397	4,751,773	44,521,494
Mitra Hormozi	460,595,743	4,727,427	44,521,494
Pamela Joyner	460,015,990	5,307,180	44,521,494
Scott Kleinman	458,027,039	7,296,131	44,521,494
A.B. Krongard	430,833,675	34,489,495	44,521,494
Pauline Richards	438,541,360	26,781,810	44,521,494
Marc Rowan	460,427,595	4,895,575	44,521,494
David Simon	424,723,995	40,599,175	44,521,494
Lynn Swann	458,584,831	6,738,339	44,521,494
James Zelter	459,071,589	6,251,581	44,521,494

Proposal Two. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
476,446,471	33,274,247	123,946	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: October 11, 2022	By:	/s/ John J. Suydam
John J. Suydam
Chief Legal Officer